UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 2, 2010

CHINA EXECUTIVE EDUCATION CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-153574	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China
(Address of Principal Executive Offices)

310005
(Zip Code)

(86) 0571-8880-8109
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 2, 2010, China Executive Education Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Purchasers”) relating to the issuance and sale of 73,900 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $2.50 per share, in a private placement transaction. The aggregate purchase price for the Shares was $184,750. The sale of the Shares to the Purchasers closed on December 2, 2010 (the “Closing”). Under the Securities Purchase Agreement, the Company has made certain customary representations, warranties and covenants.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

The foregoing summaries of the terms of the Securities Purchase Agreement do not purport to be complete and is qualified in their entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed hereto as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares are being offered and sold to certain investors without registration under the Securities Act or any state securities laws. The Company is relying upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated thereunder (“Regulation S”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Securities Purchase Agreement by and among the Company and the purchasers identified on the signature pages thereto, dated December 2, 2010

*Schedules and exhibits have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2010

CHINA EXECUTIVE EDUCATION CORP.

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chairman and Chief Executive Officer